STONE RIDGE TRUST

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

(EACH, A “FUND”)

SUPPLEMENT DATED NOVEMBER 8, 2024

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

DATED

MARCH 1, 2024

Effective November 4, 2024, Foreside Global Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), has replaced ALPS Distributors, Inc. as the distributor of each Fund. Accordingly, all references to “ALPS Distributors, Inc.” are deleted and replaced with references to “Foreside Global Services, LLC” and all references to the “Distributor” are deemed to be references to Foreside Global Services, LLC. Foreside Global Services, LLC’s address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Adviser pays fees to the Distributor as compensation for the services it renders.

Please Retain This Supplement for Future Reference